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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                  FORM 8 - K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  April 20, 2001


                           KINDRED HEALTHCARE, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



       DELAWARE                   001-14057                      61-1323993
-----------------------    ------------------------          -------------------
(State of incorporation    (Commission File Number)           (I.R.S. Employer
   or organization)                                          Identification No.)



680 South Fourth Avenue
Louisville, Kentucky                                             40202-2412
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(Address of principal executive offices)                         (Zip Code)



      Registrant's telephone number, including area code: (502) 596-7300

                                Not Applicable
         (former name or former address, if changed since last report)
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Item 1.   Changes in Control of Registrant
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          On September 13, 1999, Kindred Healthcare, Inc. (the "Company")
(formerly known as Vencor, Inc.) and substantially all of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for protection under Chapter 11 of Title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). Such proceedings were jointly administered under Case Nos. 99-3199 (MFW) through 99-3327 (MFW). The Debtors filed with the Bankruptcy Court, among other things, a Fourth Amended Joint Plan of Reorganization of Vencor, Inc. And Affiliated Debtors Under Chapter 11 of the Bankruptcy Code, dated as of December 14, 2000 (including all modifications thereof and schedules and exhibits thereto, the "Plan of Reorganization").

          The Bankruptcy Court approved the Plan of Reorganization at a hearing before the Bankruptcy Court on March 1, 2001, as modified by the Findings of Fact, Conclusions of Law and Order Under 11 U.S.C. (S)1129 And Rule 3020 of the Federal Rules of Bankruptcy Procedure Confirming the Fourth Amended Plan of Reorganization of Vencor, Inc., et al. (the "Confirmation Order"), which Confirmation Order was signed by the Bankruptcy Court on March 16, 2001 and entered on the docket of the Bankruptcy Court on March 19, 2001 (the Plan of Reorganization as modified by the Confirmation Order being referred to herein as the "Amended Plan").

          On April 20, 2001, the Amended Plan became effective (the "Effective Date"). On the Effective Date and pursuant to the Amended Plan, the Company consummated certain transactions pursuant to which the Company's existing equity securities were cancelled and new common stock of the Company was authorized and issued to holders of certain classes of claims against the Company, in each case in exchange for such claims. As a result of such exchange, the holders of certain claims against the Company described below acquired control of the Company while former holders of the Company's equity securities relinquished control of the Company as of the Effective Date.

          Certain of the transactions which occurred on the Effective Date include without limitation the following:

(i) The Company's $1,000,000,000 Credit Agreement (the "1998 Credit Agreement") dated as of April 29, 1998 was cancelled, extinguished and terminated as of the Effective Date. Each holder of claims arising under the 1998 Credit Agreement (the "Senior Lender Claims"), in exchange for such Senior Lender Claims, received (1) its pro rata portion of $300 million in senior subordinated secured notes due 2008 issued pursuant to a credit agreement dated as of the Effective Date among the Company, Kindred Healthcare Operating, Inc., the lenders party thereto and Morgan Guaranty Trust Company of New York as Collateral Agent and Administrative Agent, and (2) its pro rata portion of 9,826,092 shares of the Company's common stock, par value $0.25 per share (the "New Common Stock"), representing 65.51% of the issued and outstanding New Common Stock on the Effective Date.

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(ii)      The $300 million 9-7/8% Guaranteed Senior Subordinated Notes due 2005 of Vencor Operating, Inc. (the Company's subsidiary) and the Company's remaining $2.4 million of the 8-5/8% Senior Subordinated Notes due 2007 (collectively, the "Old Subordinated Notes") were cancelled, extinguished and terminated as of the Effective Date. Each holder of Old Subordinated Notes received, in exchange for the Old Subordinated Notes, (1) 12.15449 shares of New Common Stock, (2) Series A Warrants (which expire on April 20, 2006) to purchase 6.61395 shares of New Common Stock and (3) Series B Warrants (which expire on April 20, 2006) to purchase 16.53488 shares of New Common Stock, in each case per $1,000 principal amount of the Old Subordinated Notes. The holders of Old Subordinated Notes received, in the aggregate, 3,675,408 shares of New Common Stock, representing 24.50% of the New Common Stock issued and outstanding on the Effective Date.

(iii) The Company's principal landlord, Ventas, Inc. and its affiliates (collectively, "Ventas"), received 1,498,500 shares of New Common Stock on the Effective Date, representing 9.99% of the New Common Stock issued and outstanding on the Effective Date.

(iv) All of the shares of the Company's 6% Series A Non-Voting Convertible Preferred Stock and all shares of the Company's common stock, par value $0.25 per share, outstanding immediately prior to the filing of the Company's Amended and Restated Certificate of Incorporation on the Effective Date were cancelled, extinguished and retired as of the Effective Date. The holders of such securities did not receive any distributions under the Amended Plan.

(v) Immediately prior to the Effective Date, all of the members of the former Board of Directors of the Company other than Edward L. Kuntz ceased to serve as directors. The former Board of Directors consisted of the following persons: Edward L. Kuntz, Ulysses L. Bridgeman, Jr., Donna R. Ecton, Stanley C. Gault and William H. Lomicka. As of the Effective Date and pursuant to the Amended Plan, the new Board of Directors consists of seven members: Edward L. Kuntz (as continuing director), Gary N. Garrison, Jeff Altman, Isaac Kaufman, John H. Klein, David Tepper and James Bolin.

(vi) As of the Effective Date, the Company has (1) 39,000,000 authorized shares of New Common Stock, 15,000,000 million shares of which are issued and outstanding and (2) 1,000,000 authorized shares of preferred stock. 1,200,000 shares of New Common Stock, representing 5.17% of the New Common Stock on a fully diluted basis, are reserved for issuance under a new restricted share plan and stock option plan. In addition, 7,000,000 shares of New Common Stock, representing 30.17% of the New Common Stock on a fully diluted basis, are reserved for issuance upon the exercise of the Series A Warrants and the Series B Warrants.

(vii) As of the Effective Date, the Company entered into a Registration Rights Agreement with Ventas and each holder of 10% or more of the New Common Stock providing such holders with certain shelf, demand and "piggy-back" registration rights.

          A press release of the Company describing its emergence from bankruptcy is attached hereto as Exhibit 99.1.

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Item 7.   Financial Statements and Exhibits
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          (a)  Financial statements of businesses acquired.

          Not applicable.

          (b)  Pro forma financial information.

          Not applicable.

          (c)  Exhibits.

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2.1       Fourth Amended Joint Plan of Reorganization of Vencor, Inc. And
          Affiliated Debtors Under Chapter 11 of the Bankruptcy Code. Exhibit
          2.1 to the Company's Current Report on Form 8-K dated March 16, 2001 (Comm. File No. 001-14057) is hereby incorporated by reference.

2.2 Findings of Fact, Conclusions of Law and Order Under 11 U.S.C. (S) 1129 And Rule 3020 of the Federal Rules of Bankruptcy Procedure Confirming the Fourth Amended Joint Plan of Reorganization of Vencor, Inc., et al., as signed by the United States Bankruptcy Court for the District of Delaware on March 16, 2001 and entered on the docket of the United States Bankruptcy Court for the District of Delaware on March 19, 2001. Exhibit 2.2 to the Company's Current Report on Form 8-K dated March 16, 2001 (Comm. File No. 001-14057) is hereby incorporated by reference.

3.1 Amended and Restated Certificate of Incorporation of Kindred Healthcare, Inc., dated as of April 20, 2001. Exhibit 3.1 to the Company's Form 8-A filed on April 20, 2001 (Comm. File No. 001-14057) is hereby incorporated by reference.

3.2 Amended and Restated By-Laws of Kindred Healthcare, Inc. Exhibit 3.2 to the Company's Form 8-A filed on April 20, 2001 (Comm. File No. 001-14057) is hereby incorporated by reference.

4.1 Warrant Agreement, dated as of April 20, 2001, between Vencor, Inc. (to be renamed Kindred Healthcare, Inc.) and Wells Fargo Bank Minnesota, National Association, as Warrant Agent (including Forms of Series A Warrant Certificate and Series B Warrant Certificate, respectively). Exhibit 4.1 to the Company's Form 8-A filed on April 20, 2001 (Comm. File No. 001-14057) is hereby incorporated by reference.

10.1 Registration Rights Agreement, dated as of April 20, 2001 among Vencor, Inc. (to be renamed Kindred Healthcare, Inc.) and the Initial Holders (as defined therein). Exhibit 10.1 to the Company's Form 8-A filed on April 20, 2001 (Comm. File No. 001-14057) is hereby incorporated by reference.

99.1      Kindred Healthcare, Inc. Press Release dated April 20, 2001.

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                                   SIGNATURE
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   KINDRED HEALTHCARE, INC.


                                   By:  /s/ Richard A. Lechleiter
                                        ----------------------------------
                                        Richard A. Lechleiter
                                        Vice President, Finance, Corporate
                                        Controller and Treasurer



Date: May 2, 2001

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